Long-Term Debt	3 Months Ended
Mar. 31, 2014
Debt Disclosure [Abstract]
Long-term Debt
Long-Term Debt

Long-term debt consists of the following:

	As of
(in millions, except percentages)	March 31, 2014	December 31, 2013
Term loan, due 2021	$798.0	$—
Senior unsecured notes:
5.250% senior unsecured notes, due 2022	400.0	—
5.625% senior unsecured notes, due 2024	400.0	—
Total senior unsecured notes	800.0	—
Total long-term debt	$1,598.0	$—

Weighted average cost of debt	4.2%	—%

Term Loan

On January 31, 2014, two of our wholly owned subsidiaries, CBS Outdoor Americas Capital LLC (“Capital LLC”) and CBS Outdoor Americas Capital Corporation (“Finance Corp,” and together with Capital LLC, the “Borrowers”), borrowed $800.0 million under a term loan due in 2021 (the “Term Loan,” together with the Revolving Credit Facility (as defined below), the “Senior Credit Facilities”). The Senior Credit Facilities are governed by a credit agreement, dated as of January 31, 2014, (the “Credit Agreement”). The Term Loan is unconditionally guaranteed by us and our material existing and future direct and indirect wholly owned domestic subsidiaries (except the Borrowers), subject to certain exceptions. The Term Loan is secured, subject to certain exceptions, by substantially all of the assets of the Borrowers and the guarantors, including a first-priority pledge of all the capital stock of our subsidiaries directly held by the Borrowers and the guarantors under the Term Loan.

The Term Loan bears interest at a rate per annum equal to 2.25% plus the greater of the London Interbank Offered Rate (“LIBOR”) or 0.75%. The interest rate on the Term Loan was 3.00% per annum as of March 31, 2014. Interest on the term loan is payable at the end of each LIBOR period, but in no event less frequently than quarterly. The Term Loan was issued at a discount of $2.0 million, which we are amortizing through Interest expense on the Consolidated Statement of Operations over the life of the Term Loan.

Senior Unsecured Notes

Also on January 31, 2014, the Borrowers issued $400.0 million aggregate principal amount of 5.250% Senior Unsecured Notes due 2022 and $400.0 million aggregate principal amount of 5.625% Senior Unsecured Notes due 2024 (together, the “Senior Notes”) in a private placement. The Senior Notes are fully and unconditionally guaranteed on a senior unsecured basis by the Company and each of its direct and indirect wholly owned domestic subsidiaries that guarantee the Senior Credit Facilities. Interest on the Senior Notes is payable on May 15 and November 15 of each year, beginning on May 15, 2014.

On or after February 15, 2017, the Borrowers may redeem at any time, or from time to time, some or all of the 5.250% Senior Unsecured Notes due 2022, and on or after February 15, 2019, the Borrowers may also redeem at any time, or from time to time, some or all of the 5.625% Senior Unsecured Notes due 2024. Prior to such dates, the Borrowers may redeem some or all of the Senior Notes subject to a customary make-whole premium. In addition, prior to February 15, 2017, the Borrowers may redeem up to 35% of the aggregate principal amount of each series of Senior Notes with the proceeds of certain equity offerings.

Pursuant to a registration rights agreement dated January 31, 2014, we and the Borrowers have agreed to use commercially reasonable efforts to cause a registration statement to become effective with the SEC relating to an offer to exchange the Senior Notes for registered Senior Notes having substantially identical terms, or, in certain cases, to register the Senior Notes for resale. If we and the Borrowers do not register or exchange the Senior Notes per the terms of the registration rights agreement, the Borrowers will be required to pay additional interest to the holders of the Senior Notes under certain circumstances.

Revolving Credit Facility

On January 31, 2014, the Borrowers also entered into a $425.0 million Revolving Credit Facility, which matures in 2019 (the “Revolving Credit Facility”). Borrowing rates under the Revolving Credit Facility are based on LIBOR plus a margin based on our Consolidated Net Secured Leverage Ratio, which is the ratio of (i) our consolidated secured debt (less up to $150.0 million of unrestricted cash) to (ii) our Consolidated EBITDA (as defined in the Credit Agreement) for the trailing four consecutive quarters. Interest on the Revolving Credit Facility is payable at the end of each LIBOR period, but in no event less frequently than quarterly. The commitment fee based on the amount of unused commitments under the Revolving Credit Facility for the three months ended March 31, 2014, was immaterial. As of March 31, 2014, there were no outstanding borrowings under the Revolving Credit Facility. The Revolving Credit Facility is unconditionally guaranteed by us and our material existing and future direct and indirect wholly owned domestic subsidiaries (except the Borrowers), subject to certain exceptions. The Revolving Credit Facility is secured, subject to certain exceptions, by substantially all of the assets of the Borrowers and the guarantors, including a first-priority pledge of all the capital stock of our subsidiaries directly held by the Borrowers and the guarantors under the Revolving Credit Facility.

The Credit Agreement contains certain customary affirmative and negative covenants. The terms of the Revolving Credit Facility require that we maintain a Maximum Consolidated Net Secured Leverage Ratio of no greater than 3.5 to 1.0. If we elect to be taxed as a REIT, the Maximum Consolidated Net Secured Leverage Ratio will increase to 4.0 to 1.0. As of March 31, 2014, our Maximum Consolidated Net Secured Leverage Ratio was 1.6 to 1.0. The Credit Agreement requires, in connection with the incurrence of certain indebtedness, that we maintain a Consolidated Total Leverage Ratio, which is the ratio of our consolidated total debt to our Consolidated EBITDA for the trailing four consecutive quarters, of no greater than 6.0 to 1.0. As of March 31, 2014, our Consolidated Total Leverage Ratio was 3.8 to 1.0.

Letter of Credit Facility

On January 31, 2014, the Borrowers also entered into a letter of credit facility, pursuant to which we may obtain letters of credit from time to time in an aggregate outstanding face amount of up to $80.0 million. After the first year, the letter of credit facility will automatically extend for successive one-year periods unless either the Borrowers or the issuing bank under it elect not to extend it. The letter of credit facility is unconditionally guaranteed by us and our material existing and future direct and indirect wholly owned domestic subsidiaries (except the Borrowers), subject to certain exceptions, and is secured on an equal and ratable basis by the same collateral that secures the Senior Credit Facilities. The fee under the letter of credit facility for the three months ended March 31, 2014, was immaterial.

Deferred Financing Costs

We deferred $29.1 million in fees and expenses associated with the Senior Credit Facilities, Senior Notes and letter of credit facility. We are amortizing the deferred fees through Interest expense on the Consolidated Statement of Operations over the term of each debt facility.

Use of Proceeds

On January 31, 2014, we transferred approximately $1.5 billion of the combined proceeds from the Term Loan and the Senior Notes to a wholly owned subsidiary of CBS, which is an amount equal to the net proceeds from the total indebtedness less $50.0 million, which remained with us for general corporate purposes.

Fair Value

Under the fair value hierarchy, observable inputs such as unadjusted quoted prices in active markets for identical assets or liabilities are defined as Level 1; observable inputs other than quoted prices included within Level 1 that are either directly or indirectly observable for the asset or liability are defined as Level 2; and unobservable inputs for the asset or liability are defined as Level 3. The aggregate fair value of our debt, which is estimated based on quoted market prices of similar liabilities, was approximately $1.6 billion as of March 31, 2014. The fair value of our debt is classified as Level 2.